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                                                                    Exhibit 23.1


                        Consent of Independent Auditors



We consent to the reference to our firm under the captions "Selected Financial Data" and "Experts" and to the use of our report dated April 28, 1999, in Amendment No. 1 to the Registration Statement on Form S-1 and related Prospectus of ESPS, Inc. dated April 28, 1999.

                                              /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
April 28, 1999